Exhibit 99.1

Contacts:

Media Contact	Investor Contact
David Grip	Brian Denyeau
AspenTech	ICR
+1 781-221-5273	+1 646-277-1251
david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the
Second Quarter of Fiscal 2019

Bedford, Mass. - January 23, 2019 - Aspen Technology, Inc. (NASDAQ: AZPN), the asset optimization software company, today announced financial results for its second quarter of fiscal year 2019 ended December 31, 2018.

“AspenTech delivered strong second quarter results, highlighted by annual spend growth of 9.4% year-over-year. We saw positive trends across each product suite and geography,” said Antonio Pietri, President and Chief Executive Officer of AspenTech. “The breadth of our performance demonstrated the positive impact of multiple favorable growth drivers and strong execution.”

Pietri continued, “We had our strongest quarterly APM performance to date, reflecting our ability to convert our pipeline into customer wins. We also saw solid demand in our core industries and increasing demand in the global economy industries for our APM suite. The growing adoption of APM reinforces our confidence in the ability to capitalize on this substantial market opportunity. We believe the success of the APM suite, the continued strength of our MSC suite and positive momentum in our Engineering suite position us to achieve our strategic objectives.”

Second Quarter Fiscal 2019 and Recent Business Highlights

•
Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was approximately $513 million at the end of the second quarter of fiscal 2019, which increased 9.4% compared to the second quarter of fiscal 2018 and 3.0% sequentially.

•	AspenTech repurchased approximately 1.2 million shares of its common stock for $100.0 million in the second quarter of fiscal 2019.

Summary of Second Quarter Fiscal Year 2019 Financial Results

AspenTech’s total revenue of $140.4 million included:

•
License revenue, which represents the portion of a term license agreement allocated to the initial license, was $93.4 million in the second quarter of fiscal 2019, compared to $57.0 million in the second quarter of fiscal 2018.

•
Maintenance revenue, which represents the portion of the term license agreement related to on-going support and the right to future product enhancements, was $41.0 million in the second quarter of fiscal 2019, compared to $40.7 million in the second quarter of fiscal 2018.

•	Services and other revenue: was $6.0 million in the second quarter of fiscal 2019, compared to $7.8 million in the second quarter of fiscal 2018.

For the quarter ended December 31, 2018, AspenTech reported income from operations of $63.8 million, compared to income from operations of $30.1 million for the quarter ended December 31, 2017.

Net income was $59.2 million for the quarter ended December 31, 2018, leading to net income per share of $0.83, compared to net income per share of $1.81 in the same period last fiscal year. Net income in the year ago period benefited from one-time, non-cash items related to the implementation of Topic 606 and the implementation of the Tax Cuts and Jobs Act of 2017.

Non-GAAP income from operations, which adds back the impact of stock-based compensation expense, amortization of intangibles associated with acquisitions and acquisition related fees, was $71.2 million for the second quarter of fiscal 2019, compared to non-GAAP income from operations of $37.8 million in the same period last fiscal year. Non-GAAP net income was $65.1 million, or $0.92 per share, for the second quarter of fiscal 2019, compared to non-GAAP net income of $137.0 million, or $1.88 per share, in the same period last fiscal year. A reconciliation of GAAP to non-GAAP results is presented in the financial tables included in this press release.

AspenTech had cash and marketable securities of $54.4 million and borrowings of $220.0 million at December 31, 2018.

During the second quarter, the company generated $57.5 million in cash flow from operations and $57.3 million in free cash flow. Free cash flow is calculated as net cash provided by operating activities adjusted for the net impact of: purchases of property, equipment and leasehold improvements; capitalized computer software development costs, and other nonrecurring items, such as acquisition related payments.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business. As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, January 23, 2019, at 4:30 p.m. (Eastern Time), to discuss the company's financial results for the second quarter fiscal year 2019 as well as the company’s business outlook. The live dial-in number is (833) 713-6081 or (702) 374-0603, conference ID code 5661887. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://ir.aspentech.com/events-and-presentations, and clicking on the “webcast” link. A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 5661887, through February 23, 2019.

About AspenTech

AspenTech is a leading software supplier for optimizing asset performance. Our products thrive in complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modeling expertise with big data machine learning. Our purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets faster, safer, longer and greener. Visit AspenTech.com to find out more.

Forward-Looking Statements

The third paragraph of this press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation:  AspenTech’s failure to increase usage and product adoption of aspenONE offerings or grow the aspenONE APM business, and failure to continue to provide innovative, market-leading solutions;

the demand for, or usage of, aspenONE software declines for any reason, including declines due to adverse changes in the process or other capital-intensive industries; unfavorable economic and market conditions or a lessening demand in the market for asset process optimization software; risks of foreign operations or transacting business with customers outside the United States; risks of competition and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission.  AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2019 Aspen Technology, Inc. AspenTech, aspenONE, and the Aspen leaf logo are trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2018	2017	2018	2017
		As Adjusted		As Adjusted
Revenue:
License	$93,368	$56,975	$157,123	$135,865
Maintenance	41,038	40,729	84,077	80,993
Services and other	6,017	7,826	13,392	15,159
Total revenue	140,423	105,530	254,592	232,017
Cost of revenue:
License	1,819	1,233	3,484	2,464
Maintenance	5,286	4,250	9,279	8,802
Services and other	7,634	6,606	15,203	13,555
Total cost of revenue	14,739	12,089	27,966	24,821
Gross profit	125,684	93,441	226,626	207,196
Operating expenses:
Selling and marketing	26,310	23,928	53,122	47,444
Research and development	20,317	19,790	41,373	39,279
General and administrative	15,299	19,618	31,383	34,655
Total operating expenses	61,926	63,336	125,878	121,378
Income from operations	63,758	30,105	100,748	85,818
Interest income	7,485	6,239	14,554	12,545
Interest (expense)	(2,164)	(1,261)	(3,978)	(2,467)
Other (expense), net	(578)	(238)	(451)	(854)
Income before income taxes	68,501	34,845	110,873	95,042
Provision for (benefit from) income taxes	9,284	(97,187)	13,591	(77,510)
Net income	$59,217	$132,032	$97,282	$172,552
Net income per common share:
Basic	$0.84	$1.83	$1.38	$2.37
Diluted	$0.83	$1.81	$1.36	$2.35
Weighted average shares outstanding:
Basic	70,428	72,342	70,708	72,683
Diluted	71,148	73,036	71,600	73,333

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited in Thousands, Except Share and Per Share Data)

	December 31, 2018	June 30, 2018
		As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$54,428	$96,165
Accounts receivable, net	56,586	41,810
Current contract assets	321,135	304,378
Contract costs	23,046	20,500
Prepaid expenses and other current assets	10,330	10,509
Prepaid income taxes	921	2,601
Total current assets	466,446	475,963
Property, equipment and leasehold improvements, net	8,311	9,806
Computer software development costs, net	691	646
Goodwill	74,802	75,590
Intangible assets, net	32,889	35,310
Non-current contract assets	366,581	340,622
Non-current deferred tax assets	1,651	11,090
Other non-current assets	1,075	1,297
Total assets	$952,446	$950,324
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,249	$4,230
Accrued expenses and other current liabilities	36,688	39,515
Income taxes payable	43,573	1,698
Borrowings under credit agreement	220,000	170,000
Current deferred revenue	23,145	15,150
Total current liabilities	328,655	230,593
Non-current deferred revenue	18,167	12,354
Deferred income taxes	157,238	214,125
Other non-current liabilities	16,192	17,068
Commitments and contingencies (Note 16)
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares as of December 31, 2018 and June 30, 2018 Issued and outstanding— none as of December 31, 2018 and June 30, 2018	—	—
Stockholders’ equity:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 103,395,683 shares at December 31, 2018 and 103,130,300 shares at June 30, 2018 Outstanding— 69,803,177 shares at December 31, 2018 and 71,186,701 shares at June 30, 2018	10,340	10,313
Additional paid-in capital	725,493	715,475
Retained earnings	1,162,790	1,065,507
Accumulated other comprehensive income	70	1,388
Treasury stock, at cost—33,592,506 shares of common stock at December 31, 2018 and 31,943,599 shares at June 30, 2018	(1,466,499)	(1,316,499)
Total stockholders’ equity	432,194	476,184
Total liabilities and stockholders’ equity	$952,446	$950,324

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in Thousands)

	Three Months Ended December 31,		Six Months Ended December 31,
	2018	2017	2018	2017
		As Adjusted		As Adjusted
Cash flows from operating activities:
Net income	$59,217	$132,032	$97,282	$172,552
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,049	1,605	4,049	3,358
Net foreign currency losses	518	54	318	990
Stock-based compensation	6,335	5,455	15,200	11,869
Deferred income taxes	(2,804)	(90,748)	(47,474)	(90,781)
Provision for (recovery from) bad debts	658	(48)	827	(28)
Other non-cash operating activities	110	207	217	207
Changes in assets and liabilities:
Accounts receivable	(3,935)	8,760	(16,464)	(333)
Contract assets	(11,014)	(5,136)	(41,928)	(40,927)
Contract costs	(1,750)	126	(2,546)	(59)
Prepaid expenses, prepaid income taxes, and other assets	2,599	(1,333)	1,744	959
Accounts payable, accrued expenses, income taxes payable and other liabilities	2,793	(8,557)	37,718	(1,792)
Deferred revenue	2,751	(15)	14,154	(1,253)
Net cash provided by operating activities	57,527	42,402	63,097	54,762
Cash flows from investing activities:
Purchases of property, equipment and leasehold improvements	(84)	(33)	(180)	(156)
Payments for business acquisitions	—	(10,800)	—	(10,800)
Payments for capitalized computer software costs	(99)	(291)	(189)	(356)
Net cash used in investing activities	(183)	(11,124)	(369)	(11,312)
Cash flows from financing activities:
Exercises of stock options	412	1,137	4,466	3,548
Repurchases of common stock	(97,446)	(49,928)	(147,423)	(105,037)
Payments of tax withholding obligations related to restricted stock	(6,475)	(1,817)	(9,654)	(3,467)
Deferred business acquisition payments	(1,200)	(2,000)	(1,200)	(2,600)
Proceeds from credit agreement	50,000	11,000	50,000	11,000
Payments of credit agreement issuance costs	—	—	—	(351)
Net cash used in financing activities	(54,709)	(41,608)	(103,811)	(96,907)
Effect of exchange rate changes on cash and cash equivalents	(255)	50	(654)	206
Increase (decrease) in cash and cash equivalents	2,380	(10,280)	(41,737)	(53,251)
Cash and cash equivalents, beginning of period	52,048	58,983	96,165	101,954
Cash and cash equivalents, end of period	$54,428	$48,703	$54,428	$48,703

Supplemental disclosure of cash flow information:
Income taxes paid, net	$15,072	$28,499	$17,827	$29,742
Interest paid	2,003	1,071	3,541	2,039

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2018	2017	2018	2017
		As Adjusted		As Adjusted
Total expenses
GAAP total expenses (a)	$76,665	$75,425	$153,844	$146,199
Less:
Stock-based compensation (b)	(6,335)	(5,455)	(15,200)	(11,869)
Amortization of intangibles	(1,156)	(526)	(2,223)	(1,052)
Litigation judgment	—	(1,548)	—	(1,548)
Acquisition related fees	—	(198)	7	(328)

Non-GAAP total expenses	$69,174	$67,698	$136,428	$131,402

Income from operations
GAAP income from operations	$63,758	$30,105	$100,748	$85,818
Plus:
Stock-based compensation (b)	6,335	5,455	15,200	11,869
Amortization of intangibles	1,156	526	2,223	1,052
Litigation judgment	—	1,548	—	1,548
Acquisition related fees	—	198	(7)	328

Non-GAAP income from operations	$71,249	$37,832	$118,164	$100,615

Net income
GAAP net income	$59,217	$132,032	$97,282	$172,552
Plus:
Stock-based compensation (b)	6,335	5,455	15,200	11,869
Amortization of intangibles	1,156	526	2,223	1,052
Litigation judgment	—	1,548	—	1,548
Acquisition related fees	—	198	(7)	328
Less:
Income tax effect on Non-GAAP items (c)	(1,573)	(2,782)	(3,657)	(5,327)

Non-GAAP net income	$65,135	$136,977	$111,041	$182,022

Diluted income per share
GAAP diluted income per share	$0.83	$1.81	$1.36	$2.35
Plus:
Stock-based compensation (b)	0.09	0.07	0.21	0.16
Amortization of intangibles	0.02	0.01	0.03	0.01
Litigation judgment	—	0.02	—	0.02
Acquisition related fees	—	0.01	—	0.01
Less:
Income tax effect on Non-GAAP items (c)	(0.02)	(0.04)	(0.05)	(0.07)

Non-GAAP diluted income per share	$0.92	$1.88	$1.55	$2.48

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in Thousands, Except per Share Data)

Shares used in computing Non-GAAP diluted income per share	71,148	73,036	71,600	73,333

	Three Months Ended December 31,		Six Months Ended December 31,
	2018	2017	2018	2017
		As Adjusted		As Adjusted
Free Cash Flow
GAAP cash flow from operating activities	$57,527	$42,402	$63,097	$54,762

Purchase of property, equipment and leasehold improvements	(84)	(33)	(180)	(156)
Capitalized computer software development costs	(99)	(291)	(189)	(356)
Non-capitalized acquired technology (d)	—	—	—	75
Acquisition related fee payments	—	88	12	88
Free Cash Flow	$57,344	$42,166	$62,740	$54,413

(a) GAAP total expenses
	Three Months Ended December 31,		Six Months Ended December 31,
	2018	2017	2018	2017
		As Adjusted		As Adjusted
Total costs of revenue	$14,739	$12,089	$27,966	$24,821
Total operating expenses	61,926	63,336	125,878	121,378
GAAP total expenses	$76,665	$75,425	$153,844	$146,199

(b) Stock-based compensation expense was as follows:
	Three Months Ended December 31,		Six Months Ended December 31,
	2018	2017	2018	2017
Cost of maintenance	$391	$—	$537	$—
Cost of services and other	288	324	606	774
Selling and marketing	1,194	1,006	2,526	1,891
Research and development	1,637	1,891	3,932	3,788
General and administrative	2,825	2,234	7,599	5,416
Total stock-based compensation	$6,335	$5,455	$15,200	$11,869

(c) The income tax effect on non-GAAP items for the three and six months ended December 31, 2018 is calculated utilizing the Company's statutory tax rate, of 21 percent.  The income tax effect on non-GAAP items for the three and six months ended December 31, 2017 is calculated utilizing the Company's estimated federal and state tax rate.

(d) In the six months ended December 31, 2017, the Company has excluded $0.1 million of final payments related to non-capitalized acquired technology from prior fiscal periods from free cash flow to be consistent with the treatment of other transactions where the acquired assets were capitalized.